SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Stage Stores, Inc.
DATE OF PURCHASE:                           October 24, 1996
NUMBER OF SHARES PURCHASED:                 19,300
AGGREGATE PURCHASE PRICE:                   $318,450
PRICE PER SHARE:                            $16.50
UNDERWRITING SPREAD:                        $1.00
% GROSS UNDERWRITING SPREAD:                6.06%
SHARES OFFERED:                             11,000,000
TOTAL OFFERING:                             $181,500,000
4% OF OFFERING:                             $7,260,000
3% OF TOTAL ASSETS:                         $3,837,136(3% of 127,904,539)
BROKER:                                     CS First Boston




Note: A total of 98,200 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,620,300.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 CS First Boston Corporation
                 Bear, Stearns & Co., Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation PaineWebber Incorporated
                 The Buckingham Research Group, Limited
                 Dillon, Read & Co., Inc.
                 A.G. Edwards & Sons, Inc.
                 EVEREN Securities, Inc.
                 Goldman , Sachs & Co.
                 Legg Mason Wood Walker Incorporated
                 McDonald & Company Securities, Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 Montgomery Securities
                 Morgan Keegan & Company, Inc.
                 Morgan Stanley & Co. Incorporated
                 Principal Financial Securities, Inc.
                 Robertson, Stephens & Company LLC
                 Salomon Brothers
                 Sanders Morris Mundy Inc.
                 Soutwest Securities Inc.
                 Invemend Associates, Inc




                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              The Sabre Group Holdings, Inc.
DATE OF PURCHASE:                           October 10, 1996
NUMBER OF SHARES PURCHASED:                 2,900
AGGREGATE PURCHASE PRICE:                   $78,300
PRICE PER SHARE:                            $27.00
UNDERWRITING SPREAD:                        $1.49
% GROSS UNDERWRITING SPREAD:                5.52%
SHARES OFFERED:                             20,200,000
TOTAL OFFERING:                             $545,400,000
4% OF OFFERING:                             $21,816,000
3% OF TOTAL ASSETS:                         $3,776,687(3% of 125,889,577)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of 49,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,341,900.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman , Sachs & Co.
                 Merrill Lynch, Pierce, Fenner & Smith
                 J.P. Morgan Securities Inc.
                 Salomon Brothers
                 Advest, Inc.
                 Robert W. Baird & Co. Incorporated
                 Alex. Brown & Sons Incorporated
                 CS First Boston Corporation
                 Chase Securities, Inc.
                 Citicorp Securities, Inc.
                 Dain Bosworth Incorporated
                 Dean Witter Reynolds Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation Hambrecht & Quist LLC
                 Edward D. Jones & Co., L.P.
                 Lehman Brothers Inc.
                 Morgan Stanley & Co. Incorporated
                 PaineWebber Incorporated
                 Principal Financial Securities, Inc.
                 Rauscher Pierce Refsnes, Inc.
                 Robertson, Stephens & Company LLC
                 Muriel Siebert & Co., Inc.
                 Smith Barney, Inc.
                 Wasserstein Perella Securities, Inc.
                 Value Investing Partners, Inc.
                 Southwest Securities




                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              New Holland N.V.
DATE OF PURCHASE:                           November 1, 1996
NUMBER OF SHARES PURCHASED:                 2,900
AGGREGATE PURCHASE PRICE:                   $62,350
PRICE PER SHARE:                            $21.50
UNDERWRITING SPREAD:                        $0.9675
% GROSS UNDERWRITING SPREAD:                4.50%
SHARES OFFERED:                             46,500,000
TOTAL OFFERING:                             $749,812,500
4% OF OFFERING:                             $29,992,500
3% OF TOTAL ASSETS:                         $3,871,234(3% of 129,041,142)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of 49,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,068,550.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101




Underwriters

                 Goldman , Sachs & Co.
                 Morgan Stanley & Co. Incorporated
                 Merrill Lynch, Pierce, Fenner & Smith
                 Salomon Brothers
                 Advest, Inc.
                 Robert W. Baird & Co. Incorporated
                 Bear, Stearns & Co., Inc.
                 Sanford C. Bernstein & Co., inc.
                 CS First Boston Corporation
                 Dain Bosworth Incorporated
                 Dean Witter Reynolds Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Dillon, Read & Co., Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
                 Fahnestock & Co. Inc.
                 Edward D. Jones & Co., L.P.
                 Lazard Freres & Co. LLC
                 Legg Mason Wood Walker Incorporated
                 Lehman Brothers Inc.
                 Oppenheimer & Co., Inc.
                 Principal Financial Securities, Inc.
                 Rauscher Pierce Refsnes, Inc.
                 Schroder Wertheim & Co. Incorporated
                 Scott & Stringfellow, Inc.
                 Smith Barney, Inc.
                 Stephens Inc.
                 Stifel, Nicolaus & Company, Incorporated
                 Sutro & Co., Incorporated
                 Wasserstein Perella Securities, Inc.
                 CIBC Wood Gundy Securitites Corp.




                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Metris Companies
DATE OF PURCHASE:                           October 24, 1996
NUMBER OF SHARES PURCHASED:                 1,900
AGGREGATE PURCHASE PRICE:                   $30,400
PRICE PER SHARE:                            $16.00
UNDERWRITING SPREAD:                        $1.12
% GROSS UNDERWRITING SPREAD:                7.00%
SHARES OFFERED:                             2,833,333
TOTAL OFFERING:                             $45,333,328
4% OF OFFERING:                             $1,813,333
3% OF TOTAL ASSETS:                         $3,837,136(3% of 127,904,536)
BROKER:                                     Smith Barney Inc.




Note: A total of 9,800 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $156,800.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101




Underwriters

                 Smith Barney, Inc.
                 Bear, Stearns & Co., Inc.
                 William Blair & Company, L.L.C.
                 Sanford C. Bernstein & Co., inc.
                 Brean Murray, Foster Securities Inc.
                 The Chicago Corporation
                 Dain Bosworth Incorporated
                 First of Michigan Corporation
                 Furman Selz LLC
                 Jefferies & Company, Inc.
                 Legg Mason Wood Walker Incorporated
                 McDonald & Company Securities, Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 PaineWebber Incorporated
                 Salomon Brothers
                 Sutro & Co., Incorporated
                 Wheat First Securities, Inc.
                 GS2 Securitites, Inc.
                 C.L. King & Associates, Inc.




                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Dominick's Supermarkets, Inc.
DATE OF PURCHASE:                           October 29, 1996
NUMBER OF SHARES PURCHASED:                 4,800
AGGREGATE PURCHASE PRICE:                   $86,400
PRICE PER SHARE:                            $18.00
UNDERWRITING SPREAD:                        $1.17
% GROSS UNDERWRITING SPREAD:                6.50%
SHARES OFFERED:                             8,000,000
TOTAL OFFERING:                             $144,000,000
4% OF OFFERING:                             $5,760,000
3% OF TOTAL ASSETS:                         $3,855,154(3% of 128,505,119)
BROKER:                                     Donaldson, Lufkin & Jenrette




Note: A total of 24,500 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $441,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101




Underwriters

                 Donaldson, Lufkin & Jenrette Securities Corporation Morgan Stanley & Co. Incorporated
                 BT Securities Corporation
                 Chase Securities, Inc.
                 Bear, Stearns & Co., Inc.
                 CS First Boston Corporation
                 Alex. Brown & Sons Incorporated
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 A.G. Edwards & Sons, Inc.
                 Goldman , Sachs & Co.
                 Lehman Brothers Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 Montgomery Securities
                 J.P. Morgan Securities Inc.
                 PaineWebber Incorporated
                 Prudential Securities Incorporated
                 Salomon Brothers
                 Smith Barney, Inc.
                 Arnhold & S. Bleichroeder, Inc.
                 Robert W. Baird & Co. Incorporated
                 William Blair & Company, L.L.C.
                 The Chicago Corporation
                 Cleary Gull Reiland & Mcdevitt Inc.
                 CS First Boston Corporation
                 EVEREN Securities, Inc.
                 First of Michigan Corporation
                 Interstate / Johnson Lane Corporation
                 Legg Mason Wood Walker Incorporated
                 McDonald & Company Securities, Inc.
                 The Ohio Company
                 Ormes Capital Markets, Inc.
                 Parker / Hunter Incorporated
                 Robert W. Baird & Co. Incorporated
                 Rodman & Renshaw, Inc.
                 Scott & Stringfellow, Inc.
                 Stephens Inc.
                 Sutro & Co., Incorporated
                 Tucker Anthony Incorporated
                 Vector Securities international, Inc.
                 Wheat First Butcher Singer
                 GS Securitites Inc.
                 Redwine & Company Inc.
                 Ryan, Beck & Co
                 Sands Brothers & Co., Ltd
                 Dain Bosworth Inc
                 Ragen MacKenzie Inc
                 Wedbush Morgan Securities





                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Crown Cork & Seal Company, Inc.
                                            4.5% Convertible Preferred Stock
DATE OF PURCHASE:                           October 25, 1996
NUMBER OF SHARES PURCHASED:                 55,000
AGGREGATE PURCHASE PRICE:                   $2,433,750
PRICE PER SHARE:                            $44.25
UNDERWRITING SPREAD:                        $1.217
% GROSS UNDERWRITING SPREAD:                2.75%
SHARES OFFERED:                             3,000,000
TOTAL OFFERING:                             $132,750,000
4% OF OFFERING:                             $5,310,000
3% OF TOTAL ASSETS:                         $3,824,887(3% of $127,496,220)
BROKER:                                     Lazard Freres & Co.




Note: A total of 59,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $2,610,750.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Lazard Freres & Co. LLC
                 CS First Boston Corporation
                 Salomon Brothers
                 Bear, Stearns & Co., Inc.
                 Alex. Brown & Sons Incorporated
                 Chase Securities, Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Dillon, Read & Co., Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation Hambrecht & Quist LLC
                 Lehman Brothers Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 J.P. Morgan Securities Inc.
                 Morgan Stanley & Co. Incorporated
                 PaineWebber Incorporated
                 Schroder Wertheim & Co. Incorporated
                 Allen & Company Incorporated
                 Janney Montgomery Scott Inc.
                 Jefferies & Company, Inc.
                 Edward D. Jones & Co., L.P.
                 Parker / Hunter Incorporated
                 Pennsylvania Merchant Group Ltd.
                 Pryor, McClendon, Counts & Co., Inc.
                 Raymond James & Associates, Inc.
                 Wheat First Butcher Singer
                 Societe Generale Securities Corp.





                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              COLT Telecom Group plc
DATE OF PURCHASE:                           December 10, 1996
NUMBER OF SHARES PURCHASED:                 20,000
AGGREGATE PURCHASE PRICE:                   $362,000
PRICE PER SHARE:                            $18.10
UNDERWRITING SPREAD:                        $1.22
% GROSS UNDERWRITING SPREAD:                6.74%
SHARES OFFERED:                             26,700,000
TOTAL OFFERING:                             $60,408,750
4% OF OFFERING:                             $2,416,350
3% OF TOTAL ASSETS:                         $5,439,124(3% of 135,978,102)
BROKER:                                     Morgan Stanley




Note: The above represents the only stock purchased by funds in the Salomon Brothers complex.


The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Morgan Stanley & Co. Incorporated
                 CS First Boston Corporation
                 Arnhold & S. Bleichroeder, Inc.
                 Bear, Stearns & Co., Inc.
                 Alex. Brown & Sons Incorporated
                 The Chicago Corporation
                 Dain Bosworth Incorporated
                 Dresdner Securities (USA) Inc.
                 Gerard Klauer Mattison & Co., LLC
                 Edward D. Jones & Co., L.P.
                 Lehman Brothers Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 Needham & Company, Inc.
                 Salomon Brothers
                 Smith Barney, Inc.
                 Brad Peery Inc.
                 Toronto Dominion Securities (USA) Inc.




                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              BA Merchant Services, Inc.
DATE OF PURCHASE:                           December 18, 1996
NUMBER OF SHARES PURCHASED:                 19,400
AGGREGATE PURCHASE PRICE:                   $300,700
PRICE PER SHARE:                            $15.50
UNDERWRITING SPREAD:                        $0.88
% GROSS UNDERWRITING SPREAD:                5.67%
SHARES OFFERED:                             14,000,000
TOTAL OFFERING:                             $217,000,000
4% OF OFFERING:                             $8,680,000
3% OF TOTAL ASSETS:                         $4,050,467(3% of 135,015,551)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of 98,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,519,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman , Sachs & Co.
                 Montgomery Securities
                 Salomon Brothers
                 Robert W. Baird & Co. Incorporated
                 Sanford C. Bernstein & Co., inc.
                 Alex. Brown & Sons Incorporated
                 Chase Securities, Inc.
                 Cowen & Company
                 Dean Witter Reynolds Inc.
                 A.G. Edwards & Sons, Inc.
                 Furman Selz LLC
                 Gerard Klauer Mattison & Co., LLC
                 Janney Montgomery Scott Inc.
                 Edward D. Jones & Co., L.P.
                 Legg Mason Wood Walker Incorporated
                 J.P. Morgan Securities Inc.
                 Morgan Stanley & Co. Incorporated
                 Robertson, Stephens & Company LLC
                 Wasserstein Perella Securities, Inc.
                 Wheat First Butcher Singer
                 Dain Bosworth Incorporated





                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Abercrombie & Fitch
DATE OF PURCHASE:                           September 25, 1996
NUMBER OF SHARES PURCHASED:                 3,900
AGGREGATE PURCHASE PRICE:                   $62,400
PRICE PER SHARE:                            $16.00
UNDERWRITING SPREAD:                        $1.06
% GROSS UNDERWRITING SPREAD:                6.63%
SHARES OFFERED:                             7,000,000
TOTAL OFFERING:                             $112,000,000
4% OF OFFERING:                             $4,480,000
3% OF TOTAL ASSETS:                         $3,738,102(3% of 124,603,395)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of 20,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $320,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101


Underwriters

                 Goldman , Sachs & Co.
                 Lazard Freres & Co. LLC
                 Montgomery Securities
                 J.P. Morgan Securities Inc.
                 Bear, Stearns & Co., Inc.
                 William Blair & Company, L.L.C.
                 Alex. Brown & Sons Incorporated
                 The Buckingham Research Group, Limited
                 CS First Boston Corporation
                 Chase Securities, Inc.
                 The Chicago Corporation
                 Citicorp Securities, Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Dillon, Read & Co., Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation Furman Selz LLC
                 Gerard Klauer Mattison & Co., LLC
                 Gruntal & Co., Incorporated
                 J.J.B. Hillard, W.L. Lyons, Inc.
                 Legg Mason Wood Walker Incorporated
                 McDonald & Company Securities, Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 Morgan Stanley & Co. Incorporated
                 NatCity Investments, Inc.
                 The Ohio Company
                 Oppenheimer & Co., Inc.
                 Prudential Securities Incorporated
                 Raymond James & Associates, Inc.
                 Robertson, Stephens & Company LLC
                 Rodman & Renshaw, Inc.
                 Salomon Brothers
                 Schroder Wertheim & Co. Incorporated
                 Stephens Inc.
                 UBS Securities Inc.
                 Black and Company Inc.
                 HSBC  Securities Inc.





                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Crescent Real Estate
DATE OF PURCHASE:                           September 26, 1996
NUMBER OF SHARES PURCHASED:                 20,000
AGGREGATE PURCHASE PRICE:                   $807,500
PRICE PER SHARE:                            $40.375
UNDERWRITING SPREAD:                        $2.12
% GROSS UNDERWRITING SPREAD:                5.25%
SHARES OFFERED:                             10,000,000
TOTAL OFFERING:                             $403,750,000
4% OF OFFERING:                             $16,150,000
3% OF TOTAL ASSETS:                         $3,767,117(3% of 125,570,570)
BROKER:                                     Merrill Lynch & Co.




Note: The above represents the only stock purchased by funds in the Salomon Brothers complex.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Merrill Lynch, Pierce, Fenner & Smith
                 Dean Witter Reynolds Inc.
                 PaineWebber Incorporated
                 Smith Barney, Inc.
                 Alex. Brown & Sons Incorporated
                 CS First Boston Corporation
                 Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
                 Furman Selz LLC
                 NatWest Securities Limited
                 Salomon Brothers
                 UBS Securities Inc.
                 EVEREN Securities, Inc.
                 Hanifen, Imhoff Inc.
                 Edward D. Jones & Co., L.P.
                 Legg Mason Wood Walker Incorporated
                 Principal Financial Securities, Inc.
                 Raymond James & Associates, Inc.
                 Sutro & Co., Incorporated
                 Harris Webb & Garrison, Inc
                 Friedman, Billings, Ramsey & Co., Inc
                 Rauscher Pierce Refsnes, Inc.





                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              The Houston Exploration Company
DATE OF PURCHASE:                           September 19, 1996
NUMBER OF SHARES PURCHASED:                 10,000
AGGREGATE PURCHASE PRICE:                   $155,000
PRICE PER SHARE:                            $15.50
UNDERWRITING SPREAD:                        $1.09
% GROSS UNDERWRITING SPREAD:                7.03%
SHARES OFFERED:                             6,200,000
TOTAL OFFERING:                             $96,100,000
4% OF OFFERING:                             $3,844,000
3% OF TOTAL ASSETS:                         $3,738,102(3% of 124,603,395)
BROKER:                                     Goldman Sachs & Co.




Note: A total of 50,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $775,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman , Sachs & Co.
                 Donaldson, Lufkin & Jenrette Securities Corporation PaineWebber Incorporated
                 A.G. Edwards & Sons, Inc.
                 Lehman Brothers Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 Rauscher Pierce Refsnes, Inc.
                 Salomon Brothers
                 Wasserstein Perella Securities, Inc.
                 Edward D. Jones & Co., L.P.
                 McDonald & Company Securities, Inc.
                 Petrie Parkman & Co.
                 Principal Financial Securities, Inc.
                 Scott & Stringfellow, Inc.
                 Southcoast Capital Corp.
                 Stifel, Nicolaus & Company, Incorporated




                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              LCC International
DATE OF PURCHASE:                           September 25, 1996
NUMBER OF SHARES PURCHASED:                 4,900
AGGREGATE PURCHASE PRICE:                   $78,400
PRICE PER SHARE:                            $16.00
UNDERWRITING SPREAD:                        $1.12
% GROSS UNDERWRITING SPREAD:                7.00%
SHARES OFFERED:                             5,250,000
TOTAL OFFERING:                             $84,000,000
4% OF OFFERING:                             $3,360,000
3% OF TOTAL ASSETS:                         $3,738,102(3% of 124,603,395)
BROKER:                                     Donaldson, Lufkin & Jenrette




Note: A total of 25,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $400,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Donaldson, Lufkin & Jenrette Securities Corporation Alex. Brown & Sons Incorporated
                 Oppenheimer & Co., Inc.
                 Bear, Stearns & Co., Inc.
                 Cowen & Company
                 Dean Witter Reynolds Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Dresdner Securities (USA) Inc.
                 A.G. Edwards & Sons, Inc.
                 Goldman , Sachs & Co.
                 Merrill Lynch, Pierce, Fenner & Smith
                 J.P. Morgan Securities Inc.
                 Morgan Stanley & Co. Incorporated
                 Prudential Securities Incorporated
                 Salomon Brothers
                 Smith Barney, Inc.
                 UBS Securities Inc.
                 Robert W. Baird & Co. Incorporated
                 EVEREN Securities, Inc.
                 Fahnestock & Co. Inc.
                 Gerard Klauer Mattison & Co., LLC
                 Janney Montgomery Scott Inc.
                 Ladenburg, Thalman & Co., Inc.
                 Legg Mason Wood Walker Incorporated
                 McDonald & Company Securities, Inc.
                 Ragen MacKenzie Incorporated
                 Rauscher Pierce Refsnes, Inc.
                 Roney & Co.
                 Wheat First Butcher Singer
                 Anderson & Strudwick Incorporated
                 Johnston, Lemon & Co. Inc.,
                 Lara, Millard & Associates, Ltd.
                 Redwine & Company Inc.
                 Robinson-Humphrey Company Inc.
                 Ryan, Beck & Co.
                 Sands Brothers & Co., Ltd.
                 Unterberg Harris




                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                               Univision Communications Inc.
DATE OF PURCHASE:                            September 27, 1996
NUMBER OF SHARES PURCHASED:                  1,900
AGGREGATE PURCHASE PRICE:                    $43,700
PRICE PER SHARE:                             $23.00
UNDERWRITING SPREAD:                         $1.55
% GROSS UNDERWRITING SPREAD:                 6.74%
SHARES OFFERED:                              8,170,000
TOTAL OFFERING:                              $187,910,000
4% OF OFFERING:                              $7,516,400
3% OF TOTAL ASSETS:                          $3,772,300(3% of 125,743,337)
BROKER:                                      Donaldson, Lufkin & Jenrette




Note: A total of 10,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $230,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Donaldson, Lufkin & Jenrette Securities Corporation Goldman , Sachs & Co.
                 Merrill Lynch, Pierce, Fenner & Smith
                 Morgan Stanley & Co. Incorporated
                 Bear, Stearns & Co., Inc.
                 BT Securities Corporation
                 CS First Boston Corporation
                 Alex. Brown & Sons Incorporated
                 Cowen & Company
                 Dean Witter Reynolds Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Dillon, Read & Co., Inc.
                 Hambrecht & Quist LLC
                 Lazard Freres & Co. LLC
                 Lehman Brothers Inc.
                 Montgomery Securities
                 J.P. Morgan Securities Inc.
                 Oppenheimer & Co., Inc.
                 PaineWebber Incorporated
                 Robertson, Stephens & Company LLC
                 Salomon Brothers
                 Smith Barney, Inc.
                 Arnhold & S. Bleichroeder, Inc.
                 Crowell, Weedon & Co.
                 EVEREN Securities, Inc.
                 Furman Selz LLC
                 Gabelli & Company, Inc.
                 Gerard Klauer Mattison & Co., LLC
                 Guzman & Company
                 Interstate / Johnson Lane Corporation
                 Janney Montgomery Scott Inc.
                 Ladenburg, Thalman & Co., Inc.
                 Legg Mason Wood Walker Incorporated
                 McDonald & Company Securities, Inc.
                 The Ohio Company
                 Ormes Capital Markets, Inc.
                 Parker / Hunter Incorporated
                 Ragen Mackenzie Incorporated
                 Raymond James & Associates, Inc.
                 Roney & Co.
                 Sutro & Co., Incorporated
                 Tucker Anthony Incorporated
                 Ambient Capital
                 Hoak Breedlove Wesneski & co.
                 Johnston, Lemon & Co. Incorporated
                 Klein Investment Group
                 Robinson-Humphrey Comanpy, Inc.
                 Ryan, Beck & Co.
                 Nomura Securities International Inc.





                          SALOMON BROTHERS CAPITAL FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Rockshox
DATE OF PURCHASE:                           September 26, 1996
NUMBER OF SHARES PURCHASED:                 40,000
AGGREGATE PURCHASE PRICE:                   $600,000
PRICE PER SHARE:                            $15.00
UNDERWRITING SPREAD:                        $1.05
% GROSS UNDERWRITING SPREAD:                7.00%
SHARES OFFERED:                             4,800,000
TOTAL OFFERING:                             $72,000,000
4% OF OFFERING:                             $2,880,000
3% OF TOTAL ASSETS:                         $3,767,117(3% of 125,570,570)
BROKER:                                     Merrill Lynch & Co.




Note: The above represents the only stock purchased by funds in the Salomon Brothers complex.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Merrill Lynch, Pierce, Fenner & Smith
                 Robertson, Stephens & Company LLC
                 Jefferies & Company, Inc.
                 Alex. Brown & Sons Incorporated
                 Dean Witter Reynolds Inc.
                 A.G. Edwards & Sons, Inc.
                 EVEREN Securities, Inc.
                 Hambrecht & Quist LLC
                 Lazard Freres & Co. LLC
                 Montgomery Securities
                 Oppenheimer & Co., Inc.
                 PaineWebber Incorporated
                 Prudential Securities Incorporated
                 Salomon Brothers
                 Smith Barney, Inc.
                 William Blair & Company, L.L.C.
                 Burnham Securities Inc.
                 Dain Bosworth Incorporated
                 Dominick & Dominick, Incorporated
                 Fahnestock & Co. Inc.
                 Hanifen, Imhoff Inc.
                 Janney Montgomery Scott Inc.
                 Johnson Rice & Company L.L.C.
                 Legg Mason Wood Walker Incorporated
                 Needham & Company, Inc.
                 Ragen Mackenzie Incorporated
                 Rauscher Pierce Refsnes, Inc.
                 Raymond James & Associates, Inc.
                 The Robinson - Humphrey Compant, Inc.
                 Sutro & Co., Incorporated
                 Wheat First Butcher Singer
                 Prime Charter LTD.